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                                                                    EXHIBIT 99.1

                      FIRST NATIONAL FINANCIAL CORPORATION
                             VICKSBURG, MISSISSIPPI

            _______________________________________________________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On __________, 1994

TO THE STOCKHOLDERS:

         Notice is hereby given that a Special Meeting of the stockholders of First National Financial Corporation, Vicksburg, Mississippi ("FNFC") will be held at the main office of First National Bank of Vicksburg ("FNBV"), 1301 Washington Street, Vicksburg, Mississippi 39180 on ______________, 1994, at __________ o'clock _____.m., local time, for the purpose of considering and voting on the following matters, all as more fully described in the accompanying Proxy Statement-Prospectus:

         (1) Approval of the Merger Agreement, dated as of May 4, 1994, which provides for the merger of FNFC with and into Trustmark Corporation and the consolidation of FNBV with Trustmark National Bank.

         (2) Transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

         Only those stockholders of record at the close of business on ___________, 1994, shall be entitled to notice of and to vote at the Special Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS




Vicksburg, Mississippi
________________, 1994

                                IMPORTANT NOTICE

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN AS SOON AS POSSIBLE THE ENCLOSED PROXY (IN THE STAMPED AND SELF-ADDRESSED ENCLOSED ENVELOPE).
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                                     PROXY

                      FIRST NATIONAL FINANCIAL CORPORATION
                             VICKSBURG, MISSISSIPPI

                        SPECIAL MEETING OF STOCKHOLDERS
                                __________, 1994

         The undersigned hereby appoint(s) __________________, __________________, and __________________, or any one of them, the true and lawful attorneys-in-fact for the undersigned, with full power of substitution, to vote as proxies for the undersigned at a Special Meeting of Stockholders of First National Financial Corporation ("FNFC") to be held at the main office of First National Bank of Vicksburg, 1301 Washington Street, Vicksburg, Mississippi 39180, at _____ o'clock ___.m., local time, on __________, 1994, and at any and all adjournments thereof, the number of shares which the undersigned would be entitled to vote if then personally present, for the following purposes:

         1. Approval of the Merger Agreement, dated as of May 4, 1994, which provides for the merger of FNFC with and into Trustmark Corporation and the consolidation of First National Bank of Vicksburg with Trustmark National Bank.

         Approve _____    Disapprove       _____   Abstain  _____

         2. Transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

         Approve _____    Disapprove       _____   Abstain  _____

         THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FNFC, WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS A CONTRARY DIRECTION IS INDICATED, IN WHICH CASE IT WILL BE VOTED AS DIRECTED. IF AUTHORITY IS GRANTED PURSUANT TO PROPOSAL 2 ABOVE, THE PROXIES INTEND TO VOTE ON ANY OTHER BUSINESS COMING BEFORE THE SPECIAL MEETING IN ACCORDANCE WITH THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS OF FNFC.

         Please date the Proxy and sign your name exactly as it appears on the stock records of FNFC. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signed as a corporation, please sign full corporate name by authorized officer.



                                  _______________________________________
                                        Signature

                                  _______________________________________
                                        Date

                                  _______________________________________
                                        Signature if held jointly

                                  _______________________________________
                                        Date



         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.